UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):	October 31, 2012

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10786	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,

including area code	(636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

On November 2, 2012, Aegion Corporation (the “Company”) executed a first amendment (the “First Amendment”) to its current credit agreement dated August 31, 2011 (the “Credit Agreement”). Pursuant to the terms of the Credit Agreement, the Company is limited in making certain restricted payments (including share repurchases) in excess of $5.0 million in any fiscal year if the Company's Consolidated Leverage Ratio (as defined in the Credit Agreement) is greater than or equal to 2.0 to 1.0. The Company previously repurchased $5.0 million of its common stock in the fourth quarter of 2011 and $5.0 million of its common stock in the first quarter of 2012, pursuant to a previously disclosed share repurchase program. The Company sought to amend the Credit Agreement to allow for the additional $5.0 million share repurchase of its common stock in the fourth quarter of 2012. The First Amendment authorizes an additional share repurchase of $5.0 million of the Company's common stock, to occur on or before December 31, 2012. The First Amendment also clarifies the requirements regarding certain dispositions.

The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, dated November 2, 2012, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.02.     Results of Operations and Financial Condition.

The Company issued an earnings release on October 31, 2012 to announce its financial results for the quarter ended September 30, 2012. A copy of the October 31, 2012 earnings release is furnished herewith as Exhibit 99.1. On November 1, 2012, the Company held a conference call in connection with its October 31, 2012 earnings release. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated November 2, 2012, filed herewith (confidential portions have been omitted and filed separately with the SEC)

99.1	Earnings Release of Aegion Corporation dated October 31, 2012, filed herewith.

99.2	Transcript of Aegion Corporation's November 1, 2012 conference call, filed herewith.

*	*	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel
and Chief Administrative Officer

Date: November 5, 2012

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description

10.1	First Amendment to Credit Agreement, dated November 2, 2012, filed herewith (confidential portions have been omitted and filed separately with the SEC)

99.1	Earnings Release of Aegion Corporation dated October 31, 2012

99.2	Transcript of Aegion Corporation's November 1, 2012 conference call.